EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts have been revised to reflect various changes in financial and statistical reporting in conjunction with American Express Company's conversion to a bank holding company. Refer to Appendix II-VI for revised quarterly periods in 2007 and full year 2007.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                          Quarters Ended                         Years Ended
                                           December 31,                          December 31,
                                         ----------------    Percentage       ------------------    Percentage
                                          2008      2007      Inc/(Dec)        2008       2007      Inc/(Dec)
                                         ------    ------    ----------       -------    -------    ----------
Revenues
  Discount revenue                       $3,468    $3,912       (11)%         $15,025    $14,596          3%
  Net card fees                             536       508         6             2,150      1,919         12
  Travel commissions and fees               444       514       (14)            2,010      1,926          4
  Other commissions and fees                522       650       (20)            2,307      2,417         (5)
  Securitization income, net                199       326       (39)            1,070      1,507        (29)
  Other                                     566       496        14             2,157      1,751         23
                                         ------    ------                     -------    -------
    Total other revenues                  5,735     6,406       (10)           24,719     24,116          3
                                         ------    ------                     -------    -------
Interest income
  Interest and fees on loans              1,364     1,735       (21)            6,159      6,351         (3)
  Interest and dividends on investment
  securities                                168       181        (7)              771        673         15
  Deposits with banks and other              36        93       (61)              271        400        (32)
                                         ------    ------                     -------    -------
    Total interest income                 1,568     2,009       (22)            7,201      7,424         (3)
                                         ------    ------                     -------    -------
Interest expense
  Deposits                                   99       170       (42)              518        589        (12)
  Short-term borrowings                      77       147       (48)              497        733        (32)
  Long-term debt                            604       738       (18)            2,439      2,565         (5)
  Other                                      17        36       (53)              101         94          7
                                         ------    ------                     -------    -------
    Total interest expense                  797     1,091       (27)            3,555      3,981        (11)
                                         ------    ------                     -------    -------
      Net interest income                   771       918       (16)            3,646      3,443          6
                                         ------    ------                     -------    -------
Total revenues net of interest expense    6,506     7,324       (11)           28,365     27,559          3
                                         ------    ------                     -------    -------
Provisions for losses
  Charge card                               426       419         2             1,363      1,140         20
  Cardmember lending                        927       970        (4)            4,231      2,761         53
  Other                                      51        61       (16)              204        202          1
                                         ------    ------                     -------    -------
    Total                                 1,404     1,450        (3)            5,798      4,103         41
                                         ------    ------                     -------    -------
Total revenues net of interest expense
 after provisions for losses              5,102     5,874       (13)           22,567     23,456         (4)
                                         ------    ------                     -------    -------

Expenses
  Marketing and promotion                   524       804       (35)            2,430      2,562         (5)
  Cardmember rewards                      1,088     1,778       (39)            4,389      4,777         (8)
  Cardmember services                       140       137         2               542        478         13
  Salaries and employee benefits          1,660     1,437        16             6,090      5,438         12
  Professional services                     649       646         -             2,413      2,280          6
  Occupancy and equipment                   456       382        19             1,641      1,436         14
  Communications                            118       119        (1)              466        461          1
  Other, net                                307      (587)        #             1,123        330          #
                                         ------    ------                     -------    -------
    Total                                 4,942     4,716         5            19,094     17,762          7
                                         ------    ------                     -------    -------
Pretax income from continuing
 operations                                 160     1,158       (86)            3,473      5,694        (39)
Income tax (benefit) provision              (78)      300         #               670      1,568        (57)
                                         ------    ------                     -------    -------
Income from continuing operations           238       858       (72)            2,803      4,126        (32)
Loss from discontinued operations,
 net of tax                                 (66)      (27)        #              (172)      (114)        51
                                         ------    ------                     -------    -------
Net income                               $  172    $  831       (79)          $ 2,631    $ 4,012        (34)
                                         ======    ======                     =======    =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                  December 31,   December 31,
                                                      2008           2007
                                                  ------------   ------------
Assets
  Cash                                                $ 21           $  9
  Accounts receivable                                   37             42
  Investment securities                                 13             13
  Loans                                                 41             53
  Other assets                                          14             11
  Assets of discontinued operations                      -             22
                                                      ----           ----
    Total assets                                      $126           $150
                                                      ====          =====

Liabilities and Shareholders' Equity
  Short-term borrowings                               $  9           $ 18
  Long-term debt                                        60             55
  Other liabilities                                     45             44
  Liabilities of discontinued operations                 -             22
                                                      ----           ----
    Total liabilities                                  114            139
                                                      ----           ----

  Shareholders' equity                                  12             11
                                                      ----           ----
    Total liabilities and shareholders' equity        $126           $150
                                                      ====           ====

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                          Quarters Ended                        Years Ended
                                           December 31,                         December 31,
                                         ----------------    Percentage      ------------------    Percentage
                                          2008      2007      Inc/(Dec)       2008       2007      Inc/(Dec)
                                         ------    ------    ----------      -------    -------    ----------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                     $3,223    $3,709        (13)%       $13,997    $14,222         (2)%
  International Card Services             1,098     1,189         (8)          4,781      4,331         10
  Global Commercial Services              1,044     1,128         (7)          4,696      4,269         10
  Global Network & Merchant Services        945     1,041         (9)          4,102      3,864          6
                                         ------    ------                    -------    -------
                                          6,310     7,067        (11)         27,576     26,686          3
  Corporate & Other,
    including adjustments and
    eliminations                            196       257        (24)            789        873        (10)
                                         ------    ------                    -------    -------
CONSOLIDATED TOTAL REVENUES NET OF
 INTEREST EXPENSE                        $6,506    $7,324        (11)        $28,365    $27,559          3
                                         ======    ======                    =======    =======
PRETAX INCOME (LOSS) FROM CONTINUING
 OPERATIONS
  U.S. Card Services                     $  (48)   $  (40)        20         $ 1,044    $ 2,730        (62)
  International Card Services               (38)     (181)       (79)            153        117         31
  Global Commercial Services                (59)      144          #             676        744         (9)
  Global Network & Merchant Services        303       379        (20)          1,490      1,560         (4)
                                         ------    ------                    -------    -------
                                            158       302        (48)          3,363      5,151        (35)
  Corporate & Other                           2       856          #             110        543        (80)
                                         ------    ------                    -------    -------
PRETAX INCOME FROM CONTINUING
 OPERATIONS                              $  160    $1,158        (86)        $ 3,473    $ 5,694        (39)
                                         ======    ======                    =======    =======
NET INCOME (LOSS)
  U.S. Card Services                     $    4    $    7        (43)        $   792    $ 1,823        (57)
  International Card Services                36       (68)         #             351        291         21
  Global Commercial Services                (18)      110          #             494        536         (8)
  Global Network & Merchant Services        215       254        (15)            995      1,022         (3)
                                         ------    ------                    -------    -------
                                            237       303        (22)          2,632      3,672        (28)
  Corporate & Other                           1       555          #             171        454        (62)
                                         ------    ------                    -------    -------
  Income from continuing operations         238       858        (72)          2,803      4,126        (32)
  Loss from discontinued operations,
   net of tax                               (66)      (27)         #            (172)      (114)        51
                                         ------    ------                    -------    -------
NET INCOME                               $  172    $  831        (79)        $ 2,631    $ 4,012        (34)
                                         ======    ======                    =======    =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                     Quarters Ended                       Years Ended
                                                       December 31,                       December 31,
                                                     ---------------   Percentage      -----------------    Percentage
                                                      2008     2007     Inc/(Dec)       2008       2007      Inc/(Dec)
                                                     ------   ------   ----------      ------     ------    ----------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations              $ 0.21   $ 0.74       (72)%       $ 2.43     $ 3.52        (31)%
      Loss from discontinued operations               (0.06)   (0.02)        #          (0.15)     (0.10)        50
                                                     ------   ------                   ------     ------
      Net income                                     $ 0.15   $ 0.72       (79)%       $ 2.28     $ 3.42        (33)%
                                                     ======   ======                   ======     ======
      Average common shares outstanding (millions)    1,155    1,157         -%          1,154     1,173         (2)%
                                                     ======   ======                   ======     ======

DILUTED
      Income from continuing operations              $ 0.21   $ 0.73       (71)%       $ 2.42     $ 3.45        (30)%
      Loss from discontinued operations               (0.06)   (0.02)        #          (0.15)     (0.09)        67
                                                     ------   ------                   ------     ------
      Net income                                     $ 0.15   $ 0.71       (79)%       $ 2.27     $ 3.36        (32)%
                                                     ======   ======                   ======     ======
      Average common shares outstanding (millions)    1,155    1,178        (2)%        1,157      1,196         (3)%
                                                     ======   ======                   ======     ======

Cash dividends declared per common share             $ 0.18   $ 0.18         -%        $ 0.72     $ 0.63         14%
                                                     ======   ======                   ======     ======

                       SELECTED STATISTICAL INFORMATION

                                                      Quarters Ended                         Years Ended
                                                       December 31,                          December 31,
                                                     ----------------   Percentage        -----------------   Percentage
                                                      2008      2007     Inc/(Dec)         2008       2007     Inc/(Dec)
                                                     ------    ------   ----------        ------     ------   ----------
Return on average equity (A)                           21.7%     37.3%                      21.7%      37.3%
Return on average tangible equity (A)                  27.4%     44.0%                      27.4%      44.0%
Common shares outstanding (millions)                  1,160     1,158       -%             1,160      1,158        -%
Book value per common share                          $10.15    $ 9.53       7%            $10.15     $ 9.53        7%
Shareholders' equity (billions)                      $11.8     $11.0        7%            $11.8      $11.0         7%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity and return on average tangible equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended                         Years Ended
                                                       December 31,                          December 31,
                                                     ----------------    Percentage       ------------------    Percentage
                                                      2008      2007      Inc/(Dec)        2008        2007      Inc/(Dec)
                                                     ------    ------    ----------       -------    -------    ----------
Card billed business (A):
  United States                                      $112.7    $123.0        (8)%         $ 471.1    $ 459.3         3%
  Outside the United States                            47.8      54.5       (12)            212.2      188.0        13
                                                     ------    ------                     -------    -------
      Total                                          $160.5    $177.5       (10)          $ 683.3    $ 647.3         6
                                                     ======    ======                     =======    =======
Total cards-in-force (millions) (B):
  United States                                        54.0      52.3         3%             54.0       52.3         3%
  Outside the United States                            38.4      34.1        13              38.4       34.1        13
                                                     ------    ------                     -------    -------
      Total                                            92.4      86.4         7              92.4       86.4         7
                                                     ======    ======                     =======    =======
Basic cards-in-force (millions) (B):
  United States                                        42.0      40.9         3%             42.0       40.9         3%
  Outside the United States                            33.4      29.2        14           $  33.4       29.2        14
                                                     ------    ------                     -------    -------
      Total                                            75.4      70.1         8              75.4       70.1         8
                                                     ======    ======                     =======    =======

Average discount rate (C)                              2.53%     2.54%                       2.55%      2.56%
Average basic cardmember spending (dollars) (D)      $2,792    $3,228       (14)%         $12,025    $12,106        (1)%
Average fee per card (dollars) (D)                      $34       $33         3%          $    34    $    32         6%
Average fee per card adjusted (dollars) (D)             $38       $37         3%          $    39    $    36         8%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $41 million and $35 million for the quarters ended December 31, 2008 and 2007, respectively, and $146 million and $130 million for the years ended December 31, 2008 and 2007, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was $76 million and $320 million for the quarter and year ended December 31, 2008, and $74 million and $288 million for the quarter and year ended December 21, 2007. The company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                  SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                      Quarters Ended                           Years Ended
                                                       December 31,                            December 31,
                                                     -----------------     Percentage      --------------------   Percentage
                                                      2008       2007      Inc/(Dec)        2008         2007      Inc/(Dec)
                                                     ------     ------     ----------      -------      -------   ----------
Worldwide cardmember receivables:
  Total receivables                                  $ 33.0     $ 40.1       (18)%         $  33.0      $  40.1      (18)%
  Loss reserves (millions):
    Beginning balance                                $1,134     $  998        14%          $ 1,149      $   981       17%
      Provision (A)                                     426        419         2             1,363        1,140       20
      Net write offs                                   (669)      (249)        #            (1,552)        (907)      71
      Other                                             (81)       (19)        #              (150)         (65)       #
                                                     ------     ------                     -------      -------
    Ending balance                                   $  810     $1,149       (30)          $   810      $ 1,149      (30)
                                                     ======     ======                     =======      =======

    % of receivables                                    2.5%       2.9%                        2.5%         2.9%
  Net write-off rate - USCS (A)                         3.5%       N/A                         3.6%         N/A
  30 days past due as a % of total - USCS               3.7%       N/A                         3.7%         N/A
  Net loss ratio as a % of charge volume - ICS         0.30%      0.21%                       0.24%        0.26%
  90 days past due as a % of total - ICS                3.1%       1.8%                        3.1%         1.8%
  Net loss ratio as a % of charge volume - GCS         0.14%      0.12%                       0.13%        0.10%
  90 days past due as a % of total - GCS                2.7%       2.1%                        2.7%         2.1%

Worldwide cardmember lending - owned basis (B):
  Total loans (C)                                    $ 42.2     $ 54.4       (22)%         $  42.2      $  54.4      (22)%
  30 days past due loans as a % of total                4.4%       2.8%                        4.4%         2.8%
  Loss reserves (millions):
    Beginning balance                                $2,640     $1,469        80%          $ 1,831      $ 1,171       56%
      Provision                                         897        924        (3)            4,106        2,615       57
      Net write-offs - principal                       (702)      (474)       48            (2,643)      (1,636)      62
      Write-offs - interest and fees                   (143)      (105)       36              (580)        (354)      64
      Other                                            (122)        17         #              (144)          35        #
                                                     ------     ------                     -------      -------
    Ending balance                                   $2,570     $1,831        40           $ 2,570      $ 1,831       40
                                                     ======     ======                     =======      =======
    % of loans                                          6.1%       3.4%                        6.1%         3.4%
    % of past due                                       137%       119%                        137%         119%
  Average loans (C)                                  $ 43.0     $ 51.6       (17)%         $  47.6      $  47.1        1%
  Net write-off rate                                    6.5%       3.7%                        5.5%         3.5%
  Net interest yield on cardmember loans (D)            8.8%       8.5%                        8.8%         8.9%

Worldwide cardmember lending - managed basis (E):
  Total loans (C)                                    $ 72.0     $ 77.1        (7)%         $  72.0      $  77.1       (7)%
  30 days past due loans as a % of total                4.6%       2.8%                        4.6%         2.8%
  Loss reserves (millions):
    Beginning balance                                $4,268     $1,991         #%          $ 2,581      $ 1,622       59%
      Provision                                       1,621      1,387        17             6,863        3,726       84
      Net write-offs - principal                     (1,181)      (662)        -            (4,065)      (2,280)      78
      Write-offs - interest and fees                   (241)      (151)       60              (890)        (519)      71
      Other                                            (123)        16         #              (145)          32        #
                                                     ------     ------                     -------      -------
    Ending balance                                   $4,344     $2,581        68           $ 4,344      $ 2,581       68
                                                     ======     ======                     =======      =======
    % of loans                                          6.0%       3.4%                        6.0%         3.4%
    % of past due                                       132%       121%                        132%         121%
  Average loans (C)                                  $ 72.8     $ 74.0        (2)%         $  75.0      $  68.2       10%
  Net write-off rate                                    6.5%       3.6%                        5.4%         3.3%
  Net interest yield on cardmember loans (D)            8.9%       8.8%                        9.2%         9.0%

# - Denotes a variance of more than 100%.

(A) In the fourth quarter 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off. Receivables are now written off when 180 days past due. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter and full year 2008 include write-offs of $341 million resulting from the change from 360 days past due to 180 days past due. The net write-off rate excludes the $341 million. However, this amount is reflected as a write-off reducing the reserve balance in the fourth quarter and full year 2008 reserve roll-forward. Including the $341 million, the net write-off rate was 11.0% and 5.4% for the fourth quarter 2008 and year 2008, respectively. The net write off rate, reflecting write-offs of principal only, has been presented beginning with the first quarter of 2008. The Company is evaluating when International Card Services and Global Commercial Services will be converted to this method.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(D) See Appendix VII for discussion of Net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                   Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,        March 31,     December 31,
                                                         2008            2008             2008            2008            2007
                                                     ------------    -------------    ------------    ------------    ------------
Revenues
  Discount revenue                                     $3,468           $3,848          $3,991          $3,718          $3,912
  Net card fees                                           536              541             542             531             508
  Travel commissions and fees                             444              499             573             494             514
  Other commissions and fees                              522              573             590             622             650
  Securitization income, net                              199              200             227             444             326
  Other                                                   566              553             578             460             496
                                                       ------           ------          ------          ------          ------
     Total other revenues                               5,735            6,214           6,501           6,269           6,406
                                                       ------           ------          ------          ------          ------
Interest income
  Interest and fees on loans                            1,364            1,560           1,564           1,671           1,735
  Interest and dividends on investment securities         168              200             217             186             181
  Deposits with banks and other                            36               74              76              85              93
                                                       ------           ------          ------          ------          ------
    Total interest income                               1,568            1,834           1,857           1,942           2,009
                                                       ------           ------          ------          ------          ------
Interest expense
  Deposits                                                 99              126             132             161             170
  Short-term borrowings                                    77              118             141             161             147
  Long-term debt                                          604              608             603             624             738
  Other                                                    17               32              27              25              36
                                                       ------           ------          ------          ------          ------
    Total interest expense                                797              884             903             971           1,091
                                                       ------           ------          ------          ------          ------
      Net interest income                                 771              950             954             971             918
                                                       ------           ------          ------          ------          ------
Total revenues net of interest expense                  6,506            7,164           7,455           7,240           7,324
                                                       ------           ------          ------          ------          ------
Provisions for losses
  Charge card                                             426              351             241             345             419
  Cardmember lending                                      927              958           1,537             809             970
  Other                                                    51               50              46              57              61
                                                       ------           ------          ------          ------          ------
     Total                                              1,404            1,359           1,824           1,211           1,450
                                                       ------           ------          ------          ------          ------
Total revenues net of interest expense after
 provision for losses                                   5,102            5,805           5,631           6,029           5,874
                                                       ------           ------          ------          ------          ------

Expenses
  Marketing and promotion                                 524              649             663             594             804
  Cardmember rewards                                    1,088            1,132           1,129           1,040           1,778
  Cardmember services                                     140              148             132             122             137
  Salaries and employee benefits                        1,660            1,465           1,495           1,470           1,437
  Professional services                                   649              608             606             550             646
  Occupancy and equipment                                 456              398             412             375             382
  Communications                                          118              118             115             115             119
  Other, net                                              307              209             305             302            (587)
                                                       ------           ------          ------          ------          ------
     Total                                              4,942            4,727           4,857           4,568           4,716
                                                       ------           ------          ------          ------          ------
Pretax income from continuing operations                  160            1,078             774           1,461           1,158
Income tax (benefit) provision                            (78)             217             114             417             300
                                                       ------           ------          ------          ------          ------
Income from continuing operations                         238              861             660           1,044             858
Loss from discontinued operations, net of tax             (66)             (46)             (7)            (53)            (27)
                                                       ------           ------          ------          ------          ------
Net income                                             $  172           $  815          $  653          $  991          $  831
                                                       ======           ======          ======          ======          ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                   Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,        March 31,     December 31,
                                                         2008            2008             2008            2008            2007
                                                     ------------    -------------    ------------    ------------    ------------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                    $3,223           $3,459          $3,593          $3,722          $3,709
  International Card Services                            1,098            1,232           1,256           1,195           1,189
  Global Commercial Services                             1,044            1,200           1,308           1,144           1,128
  Global Network & Merchant Services                       945            1,071           1,083           1,003           1,041
                                                        ------           ------          ------          ------          ------
                                                         6,310            6,962           7,240           7,064           7,067
  Corporate & Other,
    including adjustments and eliminations                 196              202             215             176             257
                                                        ------           ------          ------          ------          ------

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE     $6,506           $7,164          $7,455          $7,240          $7,324
                                                        ======           ======          ======          ======          ======

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                    $  (48)          $  364          $  (63)         $  791          $  (40)
  International Card Services                              (38)               1              73             117            (181)
  Global Commercial Services                               (59)             191             326             218             144
  Global Network & Merchant Services                       303              397             455             335             379
                                                        ------           ------          ------          ------          ------
                                                           158              953             791           1,461             302

  Corporate & Other                                          2              125             (17)              -             856
                                                        ------           ------          ------          ------          ------

PRETAX INCOME FROM CONTINUING OPERATIONS                $  160           $1,078          $  774          $1,461          $1,158
                                                        ======           ======          ======          ======          ======

NET INCOME (LOSS)
  U.S. Card Services                                    $    4           $  244          $   21          $  523          $    7
  International Card Services                               36               67             115             133             (68)
  Global Commercial Services                               (18)             134             227             151             110
  Global Network & Merchant Services                       215              258             299             223             254
                                                        ------           ------          ------          ------          ------
                                                           237              703             662           1,030             303

  Corporate & Other                                          1              158              (2)             14             555
                                                        ------           ------          ------          ------          ------
  Income from continuing operations                        238              861             660           1,044             858
  Loss from discontinued operations, net of tax            (66)             (46)             (7)            (53)            (27)
                                                        ------           ------          ------          ------          ------

NET INCOME                                              $  172           $  815          $  653          $  991          $  831
                                                        ======           ======          ======          ======          ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                   Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,        March 31,     December 31,
                                                         2008            2008             2008            2008            2007
                                                     ------------    -------------    ------------    ------------    ------------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations                 $ 0.21          $ 0.75            $ 0.57         $ 0.91          $ 0.74
      Loss from discontinued operations                  (0.06)          (0.04)                -          (0.05)          (0.02)
                                                        ------          ------            ------         ------          ------
      Net income                                        $ 0.15          $ 0.71            $ 0.57         $ 0.86          $ 0.72
                                                        ======          ======            ======         ======          ======
      Average common shares outstanding (millions)       1,155           1,154             1,154          1,153           1,157
                                                        ======          ======            ======         ======          ======

DILUTED
      Income from continuing operations                 $ 0.21          $ 0.74            $ 0.57         $ 0.90          $ 0.73
      Loss from discontinued operations                  (0.06)          (0.04)            (0.01)         (0.05)          (0.02)
                                                        ------          ------            ------         ------          ------
      Net income                                        $ 0.15          $ 0.70            $ 0.56         $ 0.85          $ 0.71
                                                        ======          ======            ======         ======          ======
      Average common shares outstanding (millions)       1,155           1,158             1,163          1,163           1,178
                                                        ======          ======            ======         ======          ======
Cash dividends declared per common share                $ 0.18          $ 0.18            $ 0.18         $ 0.18          $ 0.18
                                                        ======          ======            ======         ======          ======

                       SELECTED STATISTICAL INFORMATION

                                                                                   Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,        March 31,     December 31,
                                                         2008            2008             2008            2008            2007
                                                     ------------    -------------    ------------    ------------    ------------
Return on average equity (A)                              21.7%           27.8%           31.1%           35.9%           37.3%
Return on average tangible equity (A)                     27.4%           34.4%           37.7%           42.7%           44.0%
Common shares outstanding (millions)                     1,160           1,160           1,159           1,158           1,158
Book value per common share                             $10.15          $10.79          $10.58          $ 9.94          $ 9.53
Shareholders' equity (billions)                         $ 11.8          $ 12.5          $ 12.3          $ 11.5          $ 11.0

(A) Refer to Appendix I for components of return on average equity and return on average tangible equity.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                  December 31,    September 30,     June 30,        March 31,    December 31,
                                                      2008            2008            2008            2008           2007
                                                  ------------    -------------   ------------    ------------   ------------
Card billed business (A):
  United States                                      $112.7           $120.3         $123.5          $114.6         $123.0
  Outside the United States                            47.8             55.2           57.4            51.8           54.5
                                                     ------           ------         ------          ------         ------
      Total                                          $160.5           $175.5         $180.9          $166.4         $177.5
                                                     ======           ======         ======          ======         ======
Total cards-in-force (millions) (B):
  United States                                        54.0             54.3           53.5            52.9           52.3
  Outside the United States                            38.4             37.8           36.6            35.1           34.1
                                                     ------           ------         ------          ------         ------
      Total                                            92.4             92.1           90.1            88.0           86.4
                                                     ======           ======         ======          ======         ======
Basic cards-in-force (millions) (B):
  United States                                        42.0             42.3           41.9            41.4           40.9
  Outside the United States                            33.4             32.8           31.6            30.2           29.2
                                                     ------           ------         ------          ------         ------
      Total                                            75.4             75.1           73.5            71.6           70.1
                                                     ======           ======         ======          ======         ======

Average discount rate (C)                              2.53%            2.56%          2.56%           2.57%          2.54%
Average basic cardmember spending (dollars) (D)      $2,792           $3,049         $3,199          $2,984         $3,228
Average fee per card (dollars) (D)                   $   34           $   34         $   34          $   34         $   33
Average fee per card adjusted (dollars) (D)          $   38           $   39         $   39          $   39         $   37

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basis cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $41 million for the quarter ended December 31, 2008, $35 million for the quarter ended September 30, 2008, $34 million for the quarter ended June 30, 2008,
$36 million for the quarter ended March 31, 2008, and $35 million for the quarter ended December 31, 2007, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded for these periods was $76 million for the quarter ended December 31, 2008, $84 million for the quarter ended September 30, 2008, $82 million for the quarter ended June 30, 2008, $77 million for the quarter ended March 31, 2008, and $74 million for the quarter ended December 31, 2007, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                  December 31,    September 30,     June 30,        March 31,    December 31,
                                                      2008            2008            2008            2008           2007
                                                  ------------    -------------   ------------    ------------   ------------
Worldwide cardmember receivables:
  Total receivables                                  $ 33.0          $  37.6         $ 39.9          $ 39.0         $ 40.1
  Loss reserves (millions):
    Beginning balance                                $1,134          $ 1,146         $1,221          $1,149         $  998
      Provision                                         426              351            241             345            419
      Net write offs (A)                               (669)            (333)          (293)           (257)          (249)
      Other                                             (81)             (30)           (23)            (16)           (19)
                                                     ------          -------         ------          ------         ------
    Ending balance                                   $  810          $ 1,134         $1,146          $1,221         $1,149
                                                     ======          =======         ======          ======         ======
    % of receivables                                    2.5%             3.0%           2.9%            3.1%           2.9%
  Net write-off rate - USCS (A)                         3.5%             3.4%           3.9%            3.6%           N/A
  30 days past due as a % of total - USCS               3.7%             3.6%           3.4%            3.3%           N/A
  Net loss ratio as a % of charge volume - ICS         0.30%            0.25%          0.22%           0.21%          0.21%
  90 days past due as a % of total - ICS                3.1%             2.7%           2.4%            2.2%           1.8%
  Net loss ratio as a % of charge volume - GCS         0.14%            0.15%          0.10%           0.12%          0.12%
  90 days past due as a % of total - GCS                2.7%             1.8%           1.6%            1.7%           2.1%

 Worldwide cardmember lending - owned basis (B):
  Total loans (C)                                    $ 42.2          $  45.7         $ 49.6          $ 49.4         $ 54.4
  30 days past due loans as a % of total                4.4%             3.7%           3.4%            3.3%           2.8%
  Loss reserves (millions):
    Beginning balance                                $2,640          $ 2,594         $1,919          $1,831         $1,469
      Provision                                         897              927          1,506             776            924
      Net write-offs - principal                       (702)            (697)          (678)           (566)          (474)
      Write-offs - interest and fees                   (143)            (161)          (149)           (127)          (105)
      Other                                            (122)             (23)            (4)              5             17
                                                     ------          -------         ------          ------         ------
    Ending balance                                   $2,570          $ 2,640         $2,594          $1,919         $1,831
                                                     ======          =======         ======          ======         ======
    % of loans                                          6.1%             5.8%           5.2%            3.9%           3.4%
    % of past due                                       137%             154%           155%            118%           119%
  Average loans (C)                                  $ 43.0          $  47.7         $ 49.6          $ 50.7         $ 51.6
  Net write-off rate                                    6.5%             5.8%           5.5%            4.5%           3.7%
  Net interest yield on cardmember loans (D)            8.8%             8.9%           8.5%            8.9%           8.5%

Worldwide cardmember lending - managed basis (E):
  Total loans (C)                                    $ 72.0          $  75.5         $ 76.5          $ 75.1         $ 77.1
  30 days past due loans as a % of total                4.6%             3.8%           3.3%            3.2%           2.8%
  Loss reserves (millions):
    Beginning balance                                $4,268          $ 3,984         $2,811          $2,581         $1,991
      Provision                                       1,621            1,643          2,368           1,231          1,387
      Net write-offs - principal                     (1,181)          (1,090)          (974)           (820)          (662)
      Write-offs - interest and fees                   (241)            (245)          (217)           (187)          (151)
      Other                                            (123)             (24)            (4)              6             16
                                                     ------          -------         ------          ------         ------
    Ending balance                                   $4,344          $ 4,268         $3,984          $2,811         $2,581
                                                     ======          =======         ======          ======         ======
    % of loans                                          6.0%             5.7%           5.2%            3.8%           3.4%
    % of past due                                       132%             148%           159%            117%           121%
  Average loans (C)                                  $ 72.8          $  76.1         $ 75.8          $ 75.7         $ 74.0
  Net write-off rate                                    6.5%             5.7%           5.1%            4.3%           3.6%
  Net interest yield on cardmember loans (D)            8.9%             9.2%           9.0%            9.6%           8.8%

(A) In the fourth quarter 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off. Receivables are now written off when 180 days past due. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter 2008 include write-offs of $341 million resulting from the change from 360 days past due to 180 days past due. The net write-off rate excludes the $341 million. However, this amount is reflected as a write-off reducing the reserve balance in the fourth quarter 2008 reserve roll-forward. Including the $341 million, the net write-off rate was 11.0% for the fourth quarter 2008. The net write off rate, reflecting write-offs of principal only, has been presented beginning with the first quarter of 2008. The Company is currently evaluating when International Card Services and Global Commercial Services will be converted to this method.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(D) See Appendix VII for discussion of Net increase yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                     ----------------------   Percentage     ---------------------   Percentage
                                                       2008          2007      Inc/(Dec)        2008       2007       Inc/(Dec)
                                                     ---------    ---------   ----------     ---------   ---------   ----------
Revenues
  Discount revenue, net card fees and other            $2,465       $2,720        (9)%        $10,357     $10,243          1%
  Securitization income, net                              199          326       (39)           1,070       1,507        (29)
  Interest income                                       1,049        1,402       (25)           4,736       5,125         (8)
  Interest expense                                        490          739       (34)           2,166       2,653        (18)
                                                       ------       ------                    -------     -------
    Net interest income                                   559          663       (16)           2,570       2,472          4
                                                       ------       ------                    -------     -------
Total revenues net of interest expense                  3,223        3,709       (13)          13,997      14,222         (2)
                                                       ------       ------                    -------     -------
Provisions for losses                                   1,051        1,139        (8)           4,389       2,998         46
                                                       ------       ------                    -------     -------
Total revenues net of interest expense after
  provisions for losses                                 2,172        2,570       (15)           9,608      11,224        (14)
                                                       ------       ------                    -------     -------
Expenses
  Marketing, promotion, rewards
    and cardmember services                             1,208        1,739       (31)           4,837       5,140         (6)
  Salaries and employee benefits
    and other operating expenses                        1,012          871        16            3,727       3,354         11
                                                       ------       ------                    -------     -------
      Total                                             2,220        2,610       (15)           8,564       8,494          1
                                                       ------       ------                    -------     -------
Pretax segment (loss) income                              (48)         (40)       20            1,044       2,730        (62)
Income tax (benefit) provision                            (52)         (47)       11              252         907        (72)
                                                       ------       ------                    -------     -------
Segment income                                         $    4       $    7       (43)         $   792     $ 1,823        (57)
                                                       ======       ======                    =======     =======

# - Denotes a variance of more than 100%.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                     ----------------------   Percentage     ---------------------   Percentage
                                                       2008          2007      Inc/(Dec)        2008       2007       Inc/(Dec)
                                                     ---------    ---------   ----------     ---------   ---------   ----------
Income Statement Data
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                     $2,465       $2,720        (9)%        $10,357     $10,243          1%
    Securitization adjustments                            110           76        45              400         310         29
                                                       ------       ------                    -------     -------
    Managed discount revenue, net card fees
      and other                                        $2,575       $2,796        (8)         $10,757     $10,553          2
                                                       ------       ------                    -------     -------

  Interest income:
    Reported for the period (GAAP)                     $1,049       $1,402       (25)         $ 4,736     $ 5,125         (8)
    Securitization adjustments                            902          828         9            3,512       3,130         12
                                                       ------       ------                    -------     -------
    Managed interest income                            $1,951       $2,230       (13)         $ 8,248     $ 8,255          -
                                                       ------       ------                    -------     -------

  Securitization income, net:
    Reported for the period (GAAP)                     $  199       $  326       (39)         $ 1,070     $ 1,507        (29)
    Securitization adjustments                           (199)        (326)      (39)          (1,070)     (1,507)       (29)
                                                       ------       ------                    -------     -------
    Managed securitization income, net                 $    -       $    -         -          $     -     $     -          -
                                                       ------       ------                    -------     -------

  Interest expense:
    Reported for the period (GAAP)                     $  490       $  739       (34)         $ 2,166     $ 2,653        (18)
    Securitization adjustments                            230          287       (20)             830       1,136        (27)
                                                       ------       ------                    -------     -------
    Managed interest expense                           $  720       $1,026       (30)         $ 2,996     $ 3,789        (21)
                                                       ------       ------                    -------     -------

  Provisions for losses:
    Reported for the period (GAAP)                     $1,051       $1,139        (8)         $ 4,389     $ 2,998         46
    Securitization adjustments                            577          263         #            2,002         871          #
                                                       ------       ------                    -------     -------
    Managed provisions for losses                      $1,628       $1,402        16          $ 6,391     $ 3,869         65
                                                       ------       ------                    -------     -------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), interest income, interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                     ----------------------   Percentage     ---------------------   Percentage
                                                       2008          2007      Inc/(Dec)        2008       2007       Inc/(Dec)
                                                     ---------    ---------   ----------     ---------   ---------   ----------
Card billed business                                   $ 92.0       $101.2        (9)%        $ 382.0     $ 375.2          2%
Total cards-in-force (millions)                          44.2         43.3         2%            44.2        43.3          2%
Basic cards-in-force (millions)                          32.9         32.3         2%            32.9        32.3          2%
Average basic cardmember spending (dollars)            $2,758       $3,161       (13)%        $11,594     $12,011         (3)%

U.S. Consumer Travel:
    Travel sales (millions)                            $  655       $  707        (7)%        $ 3,113     $ 2,975          5%
    Travel commissions and fees/sales                     7.8%         8.2%                       8.2%        8.0%

Total segment assets                                   $ 77.8       $ 82.3        (5)%        $  77.8     $  82.3         (5)%
Segment capital (millions) (A)                         $4,755       $4,454         7%         $ 4,755     $ 4,454          7%
Return on average segment capital (B)                    16.8%        40.2%                      16.8%       40.2%
Return on average tangible segment capital (B)           17.7%        41.8%                      17.7%       41.8%

Cardmember receivables:
  Total receivables                                    $ 17.8       $ 21.4       (17)%        $  17.8     $  21.4        (17)%
  30 days past due receivables as a% of total             3.7%         N/A                        3.7%        N/A
  Average receivables                                  $ 18.1       $ 20.2       (10)%        $  19.2     $  19.7         (3)%
  Net write-off rate (C)                                  3.5%         N/A                        3.6%        N/A

Cardmember lending - owned basis (D):
  Total loans (E)                                      $ 32.7       $ 43.3       (24)%        $  32.7     $  43.3        (24)%
  30 days past due loans as a% of total                   4.7%         2.8%                       4.7%        2.8%
  Average loans (E)                                    $ 33.2       $ 40.8       (19)%        $  36.7     $  37.1         (1)%
  Net write-off rate                                      7.0%         3.5%                       5.8%        3.1%
  Net interest yield on cardmember loans (F)              8.5%         8.4%                       8.5%        8.9%

Cardmember lending - managed basis (G):
  Total loans (E)                                      $ 62.4       $ 65.9        (5)%        $  62.4     $  65.9         (5)%
  30 days past due loans as a% of total                   4.7%         2.8%                       4.7%        2.8%
  Average loans (E)                                    $ 63.0       $ 63.2         -%         $  64.0     $  58.2         10%
  Net write-off rate                                      6.7%         3.4%                       5.5%        3.1%
  Net interest yield on cardmember loans (F)              8.7%         8.8%                       9.1%        9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) In the fourth quarter 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off. Receivables are now written off when 180 days past due. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter and year 2008 include write-offs of $341 million resulting from the change from 360 days past due to 180 days past due. The net write-off rate excludes the $341 million. However, this amount is reflected as a write-off reducing the reserve balance in the fourth quarter and full year 2008 reserve roll-forward. Including the $341 million, the net write-off rate was 11.0% and 5.4% for the fourth quarter 2008 and full year 2008, respectively. The net write-off rate, reflecting write-offs of principal only, has been presented beginning with the first quarter of 2008.

(D) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(E) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(F) See Appendix VIII for discussion of Net interest yield on cardmember loans.

(G) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                  Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                  December 31,    September 30,     June 30,        March 31,    December 31,
                                                      2008            2008            2008            2008           2007
                                                  ------------    -------------   ------------    ------------   ------------
Revenues
  Discount revenue, net card fees and other          $2,465           $2,597         $2,716          $2,579         $2,720
  Securitization income, net                            199              200            227             444            326
  Interest income                                     1,049            1,190          1,189           1,308          1,402
  Interest expense                                      490              528            539             609            739
                                                     ------           ------         ------          ------         ------
    Net interest income                                 559              662            650             699            663
                                                     ------           ------         ------          ------         ------
Total revenues net of interest expense                3,223            3,459          3,593           3,722          3,709
                                                     ------           ------         ------          ------         ------
Provisions for losses                                 1,051              941          1,516             881          1,139
                                                     ------           ------         ------          ------         ------
Total revenues net of interest expense after
  provisions for losses                               2,172            2,518          2,077           2,841          2,570
                                                     ------           ------         ------          ------         ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                           1,208            1,245          1,240           1,144          1,739
  Salaries and employee benefits
    and other operating expenses                      1,012              909            900             906            871
                                                     ------           ------         ------          ------         ------
        Total                                         2,220            2,154          2,140           2,050          2,610
                                                     ------           ------         ------          ------         ------
Pretax segment income (loss)                            (48)             364            (63)            791            (40)
Income tax (benefit) provision                          (52)             120            (84)            268            (47)
                                                     ------           ------         ------          ------         ------
Segment income                                       $    4           $  244         $   21          $  523         $    7
                                                     ======           ======         ======          ======         ======

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                  Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                  December 31,    September 30,     June 30,        March 31,    December 31,
                                                      2008            2008            2008            2008           2007
                                                  ------------    -------------   ------------    ------------   ------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                   $2,465           $2,597         $2,716          $2,579         $2,720
    Securitization adjustments                          110              122             95              73             76
                                                     ------           ------         ------          ------         ------
    Managed discount revenue, net card fees
     and other                                       $2,575           $2,719         $2,811          $2,652         $2,796
                                                     ------           ------         ------          ------         ------

  Interest income:
    Reported for the period (GAAP)                   $1,049           $1,190         $1,189          $1,308         $1,402
    Securitization adjustments                          902              883            824             903            828
                                                     ------           ------         ------          ------         ------
    Managed interest income                          $1,951           $2,073         $2,013          $2,211         $2,230
                                                     ------           ------         ------          ------         ------

  Securitization income, net:
    Reported for the period (GAAP)                   $  199           $  200         $  227          $  444         $  326
    Securitization adjustments                         (199)            (200)          (227)           (444)          (326)
                                                     ------           ------         ------          ------         ------
    Managed securitization income, net               $    -           $    -         $    -          $    -         $    -
                                                     ------           ------         ------          ------         ------

  Interest expense:
    Reported for the period (GAAP)                   $  490           $  528         $  539          $  609         $  739
    Securitization adjustments                          230              196            184             220            287
                                                     ------           ------         ------          ------         ------
    Managed interest expense                         $  720           $  724         $  723          $  829         $1,026
                                                     ------           ------         ------          ------         ------

  Provisions for losses:
    Reported for the period (GAAP)                   $1,051           $  941         $1,516          $  881         $1,139
    Securitization adjustments                          577              629            409             387            263
                                                     ------           ------         ------          ------         ------
    Managed provisions for losses                    $1,628           $1,570         $1,925          $1,268         $1,402
                                                     ------           ------         ------          ------         ------

See page 21 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                  December 31,    September 30,     June 30,        March 31,    December 31,
                                                      2008            2008            2008            2008           2007
                                                  ------------    -------------   ------------    ------------   ------------
Card billed business                                 $ 92.0           $ 97.9         $100.0          $ 92.1         $101.2
Total cards-in-force (millions)                        44.2             44.7           44.2            43.8           43.3
Basic cards-in-force (millions)                        32.9             33.4           33.0            32.7           32.3
Average basic cardmember spending (dollars)          $2,758           $2,950         $3,047          $2,838         $3,161

U.S. Consumer Travel:
    Travel sales                                     $  0.7           $  0.8         $  0.9          $  0.8         $  0.7
    Travel commissions and fees/sales                   7.8%             8.2%           9.0%            7.7%           8.2%

Total segment assets                                 $ 77.8           $ 80.5         $ 83.5          $ 81.9         $ 82.3
Segment capital (A)                                  $  4.8           $  5.1         $  4.9          $  4.5         $  4.5
Return on average segment capital (B)                  16.8%            17.0%          25.0%           37.9%          40.2%
Return on average tangible segment capital (B)         17.7%            17.7%          26.1%           39.4%          41.8%

Cardmember receivables:
  Total receivables                                  $ 17.8           $ 18.8         $ 19.8          $ 19.2         $ 21.4
  30 days past due receivables as a % of total          3.7%             3.6%           3.4%            3.3%           N/A
  Average receivables                                $ 18.1           $ 19.3         $ 19.6          $ 19.7         $ 20.2
  Net write-off rate (C)                                3.5%             3.4%           3.9%            3.6%           N/A

Cardmember lending - owned basis (D):
  Total loans (E)                                    $ 32.7           $ 34.6         $ 37.8          $ 38.0         $ 43.3
  30 days past due loans as a % of total                4.7%             3.9%           3.5%            3.4%           2.8%
  Average loans (E)                                  $ 33.2           $ 36.3         $ 37.9          $ 39.6         $ 40.8
  Net write-off rate                                    7.0%             6.1%           5.8%            4.5%           3.5%
  Net interest yield on cardmember loans (F)            8.5%             8.6%           8.2%            8.7%           8.4%

Cardmember lending - managed basis (G):
  Total loans (E)                                    $ 62.4           $ 64.3         $ 64.7          $ 63.6         $ 65.9
  30 days past due loans as a % of total                4.7%             3.9%           3.3%            3.2%           2.8%
  Average loans (E)                                  $ 63.0           $ 64.6         $ 64.2          $ 64.5         $ 63.2
  Net write-off rate                                    6.7%             5.9%           5.3%            4.3%           3.4%
  Net interest yield on cardmember loans (F)            8.7%             9.1%           8.9%            9.6%           8.8%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) In the fourth quarter 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off. Receivables are now written off when 180 days past due. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter 2008 include write-offs of $341 million resulting from the change from 360 days past due to 180 days past due. The net write-off rate excludes the $341 million. However, this amount is reflected as a write-off reducing the reserve balance in the fourth quarter 2008 reserve roll-forward. Including the $341 million, the net write-off rate was 11.0% for the fourth quarter 2008.The net write-off rate, reflecting write-offs of principal only, has been presented beginning with the first quarter of 2008.

(D) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(E) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(F) See Appendix VIII for discussion of Net interest yield on cardmember loans.

(G) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                     ----------------------   Percentage      -------------------    Percentage
                                                       2008          2007      Inc/(Dec)        2008       2007       Inc/(Dec)
                                                     ---------    ---------   ----------      -------     -------    ----------
Revenues
  Discount revenue, net card fees and other           $  864       $  967        (11)%         $3,758      $3,499         7%
                                                      ------       ------                      ------      ------
  Interest income                                        427          478        (11)           1,984       1,741        14
  Interest expense                                       193          256        (25)             961         909         6
                                                      ------       ------                      ------      ------
    Net interest income                                  234          222          5            1,023         832        23
                                                      ------       ------                      ------      ------
Total revenues net of interest expense                 1,098        1,189         (8)           4,781       4,331        10
                                                      ------       ------                      ------      ------
Provisions for losses                                    243          220         10            1,030         812        27
                                                      ------       ------                      ------      ------
Total revenues net of interest expense after
  provisions for losses                                  855          969        (12)           3,751       3,519         7
                                                      ------       ------                      ------      ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                             303          638        (53)           1,453       1,566        (7)
  Salaries and employee benefits and other
    operating expenses                                   590          512         15            2,145       1,836        17
                                                      ------       ------                      ------      ------
        Total                                            893        1,150        (22)           3,598       3,402         6
                                                      ------       ------                      ------      ------
Pretax segment (loss) income                             (38)        (181)       (79)             153         117        31
Income tax benefit                                       (74)        (113)       (35)            (198)       (174)       14
                                                      ------       ------                      ------      ------
Segment income (loss)                                 $   36       $  (68)         #           $  351      $  291        21
                                                      ======       ======                      ======      ======


# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                  Quarters Ended                      Years Ended
                                                   December 31,                       December 31,
                                                 ----------------    Percentage     ----------------   Percentage
                                                  2008      2007      Inc/(Dec)      2008      2007     Inc/(Dec)
                                                 ------    ------    ----------     ------    ------   ----------
Card billed business                             $ 24.2    $ 28.2       (14)%       $106.1    $ 98.0         8%
Total cards-in-force (millions)                    16.3      16.0         2%          16.3      16.0         2%
Basic cards-in-force (millions)                    11.4      11.3         1%          11.4      11.3         1%
Average basic cardmember spending (dollars)      $2,109    $2,515       (16)%       $9,292    $8,772         6%

International Consumer Travel:
  Travel sales (millions)                        $  266    $  310       (14)%       $1,267    $1,113        14%
  Travel commissions and fees/sales                 7.5%      8.7%                     8.1%      8.6%

Total segment assets                             $ 20.4    $ 21.4        (5)%       $ 20.4    $ 21.4        (5)%
Segment capital (millions) (A)                   $1,985    $2,062        (4)%       $1,985    $2,062        (4)%
Return on average segment capital (B)              16.7%     15.3%                    16.7%     15.3%
Return on average tangible segment capital (B)     22.6%     21.4%                    22.6%     21.4%

Cardmember receivables:
  Total receivables                              $  5.6    $  6.6       (15)%       $  5.6    $  6.6       (15)%
  90 days past due as a % of total                  3.1%      1.8%                     3.1%      1.8%
  Net loss ratio as a % of charge volume           0.30%     0.21%                    0.24%     0.26%

Cardmember lending:
  Total loans (C)                                $  9.5    $ 11.2       (15)%       $  9.5    $ 11.2       (15)%
  30 days past due loans as a % of total            3.6%      2.8%                     3.6%      2.8%
  Average loans (C)                              $  9.8    $ 10.8        (9)%       $ 10.9    $ 10.0         9%
  Net write-off rate                                5.1%      4.4%                     4.8%      4.9%
  Net interest yield on cardmember loans (D)        9.8%      8.7%                     9.8%      8.9%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(D) See Appendix VIII for discussion of Net interest yield on cardmember loans.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                               Quarters Ended
                                                -----------------------------------------------------------------------------
                                                December 31,    September 30,      June 30,        March 31,     December 31,
                                                    2008            2008            2008             2008           2007
                                                ------------    -------------    ------------    ------------    ------------
Revenues
  Discount revenue, net card fees and other           $  864           $  965          $  992          $  937          $  967
                                                      ------           ------          ------          ------          ------
  Interest income                                        427              523             524             510             478
  Interest expense                                       193              256             260             252             256
                                                      ------           ------          ------          ------          ------
    Net interest income                                  234              267             264             258             222
                                                      ------           ------          ------          ------          ------
Total revenues net of interest expense                 1,098            1,232           1,256           1,195           1,189
                                                      ------           ------          ------          ------          ------
Provisions for losses                                    243              316             242             229             220
                                                      ------           ------          ------          ------          ------
Total revenues net of interest expense after
 provisions for losses                                   855              916           1,014             966             969
                                                      ------           ------          ------          ------          ------
Expenses
  Marketing, promotion, rewards and cardmember
   services                                              303              388             404             358             638
  Salaries and employee benefits and other
   operating expenses                                    590              527             537             491             512
                                                      ------           ------          ------          ------          ------
        Total                                            893              915             941             849           1,150
                                                      ------           ------          ------          ------          ------
Pretax segment (loss) income                             (38)               1              73             117            (181)
Income tax benefit                                       (74)             (66)            (42)            (16)           (113)
                                                      ------           ------          ------          ------          ------
Segment income (loss)                                 $   36           $   67          $  115          $  133          $  (68)
                                                      ======           ======          ======          ======          ======

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                               Quarters Ended
                                                -----------------------------------------------------------------------------
                                                December 31,    September 30,      June 30,        March 31,     December 31,
                                                    2008            2008             2008            2008            2007
                                                ------------    -------------    ------------    ------------    ------------
Card billed business                               $ 24.2           $ 27.5          $ 28.3          $ 26.1          $ 28.2
Total cards-in-force (millions)                      16.3             16.4            16.3            16.1            16.0
Basic cards-in-force (millions)                      11.4             11.5            11.5            11.4            11.3
Average basic cardmember spending (dollars)        $2,109           $2,393          $2,476          $2,309          $2,515

International Consumer Travel:
  Travel sales                                     $  0.3           $  0.3          $  0.4          $  0.3          $  0.3
  Travel commissions and fees/sales                   7.5%             8.4%            8.1%            8.4%            8.7%

Total segment assets                               $ 20.4           $ 22.6          $ 22.7          $ 21.3          $ 21.4
Segment capital (A)                                $  2.0           $  2.3          $  2.2          $  2.0          $  2.1
Return on average segment capital (B)                16.7%            11.8%           15.8%           16.4%           15.3%
Return on average tangible segment capital (B)       22.6%            15.9%           21.5%           22.6%           21.4%

Cardmember receivables:
  Total receivables (C)                            $  5.6           $  6.1          $  6.6          $  6.3          $  6.6
  90 days past due as a % of total                    3.1%             2.7%            2.4%            2.2%            1.8%
  Net loss ratio as a % of charge volume             0.30%            0.25%           0.22%           0.21%           0.21%

Cardmember lending:
  Total loans (C) (D)                              $  9.5           $ 11.1          $ 11.8          $ 11.4          $ 11.2
  30 days past due loans as a % of total              3.6%             3.3%            3.1%            3.0%            2.8%
  Average loans (D)                                $  9.8           $ 11.4          $ 11.6          $ 11.2          $ 10.8
  Net write-off rate                                  5.1%             5.1%            4.5%            4.4%            4.4%
  Net interest yield on cardmember loans (E)          9.8%             9.7%            9.6%            9.6%            8.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(C) The March 31, 2008 balance reflects a reclassification of $393 million from cardmember receivables to cardmember lending for charge card products with lending features.

(D) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(E) See Appendix VIII for discussion of Net interest yield on cardmember loans.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                  Quarters Ended                      Years Ended
                                                   December 31,                       December 31,
                                                 ----------------    Percentage     ----------------    Percentage
                                                  2008      2007      Inc/(Dec)      2008      2007      Inc/(Dec)
                                                 ------    ------    ----------     ------    ------    ----------
Revenues
  Discount revenue, net card fees and other      $1,150    $1,245        (8)%       $5,081    $4,697          8%
                                                 ------    ------                   ------    ------
  Interest income                                    30        49       (39)           168       187        (10)
  Interest expense                                  136       166       (18)           553       615        (10)
                                                 ------    ------                   ------    ------
    Net interest income                            (106)     (117)       (9)          (385)     (428)       (10)
                                                 ------    ------                   ------    ------
Total revenues net of interest expense            1,044     1,128        (7)         4,696     4,269         10
                                                 ------    ------                   ------    ------
Provisions for losses                                69        55        25            231       163         42
                                                 ------    ------                   ------    ------
Total revenues net of interest expense
 after provisions for losses                        975     1,073        (9)         4,465     4,106          9
                                                 ------    ------                   ------    ------
Expenses
  Marketing, promotion, rewards and cardmember
   services                                         79       135       (41)           377       387         (3)
  Salaries and employee benefits and other
   operating expenses                              955       794        20          3,412     2,975         15
                                                 ------    ------                   ------    ------
        Total                                     1,034       929        11          3,789     3,362         13
                                                 ------    ------                   ------    ------
Pretax segment (loss) income                        (59)      144         #            676       744         (9)
Income tax (benefit) provision                      (41)       34         #            182       208        (13)
                                                 ------    ------                   ------    ------
Segment (loss) income                            $  (18)   $  110         #         $  494    $  536         (8)
                                                 ======    ======                   ======    ======

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                  Quarters Ended                      Years Ended
                                                   December 31,                       December 31,
                                                 ----------------    Percentage     ----------------    Percentage
                                                  2008      2007      Inc/(Dec)      2008      2007      Inc/(Dec)
                                                 ------    ------    ----------     ------    ------    ----------
Card billed business                             $ 28.7    $ 32.2       (11)%       $ 129.2    $ 122.1        6%
Total cards-in-force (millions)                     7.1       6.8         4%            7.1        6.8        4%
Basic cards-in-force (millions)                     7.1       6.8         4%            7.1        6.8        4%
Average basic cardmember spending (dollars)      $4,070    $4,695       (13)%       $18,527    $18,017        3%

Global Corporate Travel:
  Travel sales                                   $  4.3    $  5.5       (22)%       $  21.0    $  20.5        2%
  Travel commissions and fees/sales                 8.4%      7.8%                      7.8%       7.7%

Total segment assets                             $ 25.1    $ 21.1        19%        $  25.1    $  21.1       19%
Segment capital (millions) (A)                   $3,539    $2,239        58%        $ 3,539    $ 2,239       58%
Return on average segment capital (B)              15.4%     25.3%                     15.4%      25.3%
Return on average tangible segment capital (B)     33.4%     43.3%                     33.4%      43.3%

Cardmember receivables:
  Total receivables                              $  9.4    $ 11.4       (18)%       $   9.4    $  11.4      (18)%
  90 days past due as a % of total                  2.7%      2.1%                      2.7%       2.1%
  Net loss ratio as a % of charge volume           0.14%     0.12%                     0.13%      0.10%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                               ----------------------------------------------------------------------------
                                               December 31,    September 30,     June 30,       March 31,      December 31,
                                                   2008            2008            2008            2008            2007
                                               ------------    ------------    ------------    ------------    ------------
Revenues
  Discount revenue, net card fees and other       $1,150          $1,291          $1,405          $1,235          $1,245
                                                  ------          ------          ------          ------          ------
  Interest income                                     30              43              49              46              49
  Interest expense                                   136             134             146             137             166
                                                  ------          ------          ------          ------          ------
    Net interest income                             (106)            (91)            (97)            (91)           (117)
                                                  ------          ------          ------          ------          ------
Total revenues net of interest expense             1,044           1,200           1,308           1,144           1,128
                                                  ------          ------          ------          ------          ------
Provisions for losses                                 69              60              40              62              55
                                                  ------          ------          ------          ------          ------
Total revenues net of interest expense after
 provisions for losses                               975           1,140           1,268           1,082           1,073
                                                  ------          ------          ------          ------          ------
Expenses
  Marketing, promotion, rewards and
      cardmember services                             79             113              99              86             135
  Salaries and employee benefits and other
      operating expenses                             955             836             843             778             794
                                                  ------          ------          ------          ------          ------
        Total                                      1,034             949             942             864             929
                                                  ------          ------          ------          ------          ------
Pretax segment (loss) income                         (59)            191             326             218             144
Income tax (benefit) provision                       (41)             57              99              67              34
                                                  ------          ------          ------          ------          ------
Segment (loss) income                             $  (18)         $  134          $  227          $  151          $  110
                                                  ======          ======          ======          ======          ======

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                               ----------------------------------------------------------------------------
                                               December 31,    September 30,     June 30,       March 31,      December 31,
                                                   2008            2008            2008            2008            2007
                                               ------------    ------------    ------------    ------------    ------------
Card billed business                              $ 28.7          $ 32.3          $ 35.4          $ 32.8          $ 32.2
Total cards-in-force (millions)                      7.1             7.0             7.0             6.9             6.8
Basic cards-in-force (millions)                      7.1             7.0             7.0             6.9             6.8
Average basic cardmember spending (dollars)       $4,070          $4,611          $5,083          $4,770          $4,695

Global Corporate Travel:
  Travel sales                                    $  4.3          $  5.1          $  6.2          $  5.4          $  5.5
  Travel commissions and fees/sales                  8.4%            8.0%            7.5%            7.4%            7.8%

Total segment assets                              $ 25.1          $ 23.6          $ 25.8          $ 28.4          $ 21.1
Segment capital (A)                               $  3.5          $  3.6          $  3.3          $  3.4          $  2.2
Return on average segment capital (B)               15.4%           21.2%           23.6%           23.2%           25.3%
Return on average tangible segment capital (B)      33.4%           43.9%           46.7%           42.4%           43.3%

Cardmember receivables:
  Total receivables                               $  9.4          $ 12.5          $ 13.4          $ 12.8          $ 11.4
  90 days past due as a % of total                   2.7%            1.8%            1.6%            1.7%            2.1%
  Net loss ratio as a % of charge volume            0.14%           0.15%           0.10%           0.12%           0.12%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                         Quarters Ended                           Years Ended
                                                           December 31,                           December 31,
                                                     ----------------------    Percentage    ----------------------    Percentage
                                                        2008         2007       Inc/(Dec)      2008         2007        Inc/(Dec)
                                                     ---------    ---------    ----------    ---------    ---------    ----------
Revenues
 Discount revenue, fees and other                       $893       $  961          (7)%       $3,875       $3,549            9%
                                                        ----       ------                     ------       ------
 Interest income                                           1            1           -              5            3           67
 Interest expense                                        (51)         (79)        (35)          (222)        (312)         (29)
                                                        ----       ------                     ------       ------
  Net interest income                                     52           80         (35)           227          315          (28)
                                                        ----       ------                     ------       ------
Total revenues net of interest expense                   945        1,041          (9)         4,102        3,864            6
                                                        ----       ------                     ------       ------
Provisions for losses                                     36           28          29            127          103           23
                                                        ----       ------                     ------       ------
Total revenues net of interest expense after
 provision for losses                                    909        1,013         (10)         3,975        3,761            6
                                                        ----       ------                     ------       ------
Expenses
 Marketing and promotion                                 118          165         (28)           553          595           (7)
 Salaries and employee benefits and other
  operating expenses                                     488          469           4          1,932        1,606           20
                                                        ----       ------                     ------       ------
    Total                                                606          634          (4)         2,485        2,201           13
                                                        ----       ------                     ------       ------
Pretax segment income                                    303          379         (20)         1,490        1,560           (4)
Income tax provision                                      88          125         (30)           495          538           (8)
                                                        ----       ------                     ------       ------
Segment income                                          $215       $  254         (15)        $  995       $1,022           (3)
                                                        ====       ======                     ======       ======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                         Quarters Ended                           Years Ended
                                                           December 31,                           December 31,
                                                     ----------------------    Percentage    ----------------------    Percentage
                                                        2008         2007       Inc/(Dec)      2008         2007        Inc/(Dec)
                                                     ---------    ---------    ----------    ---------    ---------    ----------
Global Card billed business (A)                       $160.5       $177.5         (10)%       $683.3       $647.3           6%

Global Network & Merchant Services:
 Total segment assets                                 $  7.0       $  6.5           8%        $  7.0       $  6.5           8%
 Segment capital (millions) (B)                       $1,441       $1,170          23%        $1,441       $1,170          23%
Return on average segment capital (C)                   75.5%        90.7%                      75.5%        90.7%
Return on average tangible segment capital (C)          77.6%        93.4%                      77.6%        93.4%

Global Network Services:
 Card billed business                                 $ 16.0       $ 16.0           -%          67.4       $ 52.9          27%
 Total cards-in-force (millions)                        24.8         20.3          22%          24.8         20.3          22%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                               ----------------------------------------------------------------------------
                                               December 31,    September 30,     June 30,       March 31,      December 31,
                                                   2008            2008            2008            2008            2007
                                               ------------    -------------   ------------    ------------    ------------
Revenues
 Discount revenue, fees and other                   $893          $1,015          $1,025          $  942          $  961
                                                    ----          ------          ------          ------          ------
 Interest income                                       1               2               1               1               1
 Interest expense                                    (51)            (54)            (57)            (60)            (79)
                                                    ----          ------          ------          ------          ------
  Net interest income                                 52              56              58              61              80
                                                    ----          ------          ------          ------          ------
Total revenues net of interest expense               945           1,071           1,083           1,003           1,041
                                                    ----          ------          ------          ------          ------
Provisions for losses                                 36              34              26              31              28
                                                    ----          ------          ------          ------          ------
Total revenues net of interest expense after
 provision for losses                                909           1,037           1,057             972           1,013
                                                    ----          ------          ------          ------          ------
Expenses
 Marketing and promotion                             118             150             149             136             165
 Salaries and employee benefits and other
  operating expenses                                 488             490             453             501             469
                                                    ----          ------          ------          ------          ------
    Total                                            606             640             602             637             634
                                                    ----          ------          ------          ------          ------
Pretax segment income                                303             397             455             335             379
Income tax provision                                  88             139             156             112             125
                                                    ----          ------          ------          ------          ------
Segment income                                      $215          $  258          $  299          $  223          $  254
                                                    ====          ======          ======          ======          ======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                               ----------------------------------------------------------------------------
                                               December 31,    September 30,     June 30,       March 31,      December 31,
                                                   2008            2008            2008            2008            2007
                                               ------------    -------------   ------------    ------------    ------------
Global Card billed business (A)                   $160.5          $175.5          $180.9          $166.4          $177.5

Global Network & Merchant Services:
 Total segment assets                             $  7.0          $  8.0          $  7.2          $  6.8          $  6.5
 Segment capital (B)                              $  1.4          $  1.4          $  1.4          $  1.2          $  1.2
Return on average segment capital (C)               75.5%           82.4%           88.1%           91.3%           90.7%
Return on average tangible segment capital (C)      77.6%           84.7%           90.7%           94.2%           93.4%

Global Network Services:
 Card billed business                             $ 16.0          $ 18.2          $ 17.5          $ 15.7          $ 16.0
 Total cards-in-force (millions)                    24.8            24.0            22.6            21.2            20.3

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix I for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
  COMPONENTS OF RETURN ON AVERAGE EQUITY, RETURN ON AVERAGE TANGIBLE EQUITY,
               RETURN ON AVERAGE SEGMENT CAPITAL, AND RETURN ON
                       AVERAGE TANGIBLE SEGMENT CAPITAL
                                  APPENDIX I

(Millions)

                                                                                  Quarters Ended
                                                      ------------------------------------------------------------------
                                                      December 31,   September 30,   June 30,   March 31,   December 31,
                                                         2008            2008          2008       2008          2007
                                                      ------------   -------------   --------   ---------   ------------
CONSOLIDATED
   Total net income                                     $ 2,631         $ 3,290      $ 3,542     $ 3,946       $ 4,012
   Average shareholders' equity                          12,121          11,833       11,396      10,977        10,751
   Average goodwill and other intangibles                 2,533           2,264        2,006       1,745         1,643
                                                        -------         -------      -------     -------       -------
      Average tangible shareholders' equity             $ 9,588         $ 9,569      $ 9,390     $ 9,232       $ 9,108
                                                        -------         -------      -------     -------       -------
   Return on average equity (A)                            21.7%           27.8%        31.1%       35.9%         37.3%
   Return on average tangible equity (A)                   27.4%           34.4%        37.7%       42.7%         44.0%

U.S. CARD SERVICES
   Total segment income                                 $   792         $   795      $ 1,143     $ 1,702       $ 1,823
   Average segment capital                                4,728           4,672        4,567       4,496         4,531
   Average goodwill and other intangibles                   243             188          182         176           170
                                                        -------         -------      -------     -------       -------
      Average tangible segment capital                  $ 4,485         $ 4,484      $ 4,385     $ 4,320       $ 4,361
                                                        -------         -------      -------     -------       -------
   Return on average segment capital (A)                   16.8%           17.0%        25.0%       37.9%         40.2%
   Return on average tangible segment capital (A)          17.7%           17.7%        26.1%       39.4%         41.8%

INTERNATIONAL CARD SERVICES
   Total segment income                                 $   351         $   247      $   321     $   322       $   291
   Average segment capital                                2,105           2,102        2,032       1,964         1,900
   Average goodwill and other intangibles                   550             544          538         538           539
                                                        -------         -------      -------     -------       -------
      Average tangible segment capital                  $ 1,555         $ 1,558      $ 1,494     $ 1,426       $ 1,361
                                                        -------         -------      -------     -------       -------
   Return on average segment capital (A)                   16.7%           11.8%        15.8%       16.4%         15.3%
   Return on average tangible segment capital (A)          22.6%           15.9%        21.5%       22.6%         21.4%

GLOBAL COMMERCIAL SERVICES
   Total segment income                                 $   494         $   622      $   623     $   558       $   536
   Average segment capital                                3,198           2,933        2,637       2,407         2,118
   Average goodwill and other intangibles                 1,721           1,515        1,303       1,092           881
                                                        -------         -------      -------     -------       -------
      Average tangible segment capital                  $ 1,477         $ 1,418      $ 1,334     $ 1,315       $ 1,237
                                                        -------         -------      -------     -------       -------
   Return on average segment capital (A)                   15.4%           21.2%        23.6%       23.2%         25.3%
   Return on average tangible segment capital (A)          33.4%           43.9%        46.7%       42.4%         43.3%

GLOBAL NETWORK & MERCHANT SERVICES
   Total segment income                                 $   995         $ 1,034      $ 1,042     $ 1,009       $ 1,022
   Average segment capital                                1,318           1,255        1,183       1,105         1,127
   Average goodwill and other intangibles                    35              34           34          34            33
                                                        -------         -------      -------     -------       -------
      Average tangible segment capital                  $ 1,283         $ 1,221      $ 1,149     $ 1,071       $ 1,094
                                                        -------         -------      -------     -------       -------
   Return on average segment capital (A)                   75.5%           82.4%        88.1%       91.3%         90.7%
   Return on average tangible segment capital (A)          77.6%           84.7%        90.7%       94.2%         93.4%

(A) Return on average equity and return on average segment capital are calculated by dividing one year period net income/segment income by one year average total shareholders' equity/average segment capital, respectively. Return on average tangible equity and return on average tangible segment capital is computed in the same manner as return on average equity and return on average segment capital except the computation of average tangible shareholders' equity and average tangible segment capital excludes average goodwill and other intangibles. The Company believes that return on average tangible equity and return on average tangible segment capital is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                      CONSOLIDATED STATEMENTS OF INCOME
                                 APPENDIX II

(Millions)

                                                                        Quarters Ended                            Year Ended
                                               ------------------------------------------------------------      ------------
                                               December 31,      September 30,      June 30,      March 31,      December 31,
                                                   2007              2007             2007          2007            2007
                                               ------------      -------------      --------      ---------      ------------
Revenues
  Discount revenue                                $3,912             $3,659          $3,670        $3,355          $14,596
  Net card fees                                      508                488             469           454            1,919
  Travel commissions and fees                        514                484             491           437            1,926
  Other commissions and fees                         650                644             587           536            2,417
  Securitization income, net                         326                392             332           457            1,507
  Other                                              496                443             424           388            1,751
                                                  ------             ------          ------        ------          -------
    Total other revenues                           6,406              6,110           5,973         5,627           24,116
                                                  ------             ------          ------        ------          -------
Interest income
  Interest and fees on loans                       1,735              1,633           1,561         1,422            6,351
  Interest and dividends on investment
    securities                                       181                171             167           154              673
  Deposits with banks and other                       93                 90             130            87              400
                                                  ------             ------          ------        ------          -------
    Total interest income                          2,009              1,894           1,858         1,663            7,424
                                                  ------             ------          ------        ------          -------
Interest expense
  Deposits                                           170                141             145           133              589
  Short-term borrowings                              147                192             202           192              733
  Long-term debt                                     738                684             591           552            2,565
  Other                                               36                 31              26             1               94
                                                  ------             ------          ------        ------          -------
    Total interest expense                         1,091              1,048             964           878            3,981
                                                  ------             ------          ------        ------          -------
      Net interest income                            918                846             894           785            3,443
                                                  ------             ------          ------        ------          -------
Total revenues net of interest expense             7,324              6,956           6,867         6,412           27,559
                                                  ------             ------          ------        ------          -------
Provisions for losses
  Charge card                                        419                279             233           209            1,140
  Cardmember lending                                 970                579             638           574            2,761
  Other                                               61                 42              38            61              202
                                                  ------             ------          ------        ------          -------
      Total                                        1,450                900             909           844            4,103
                                                  ------             ------          ------        ------          -------
Total revenues net of interest expense after
  provisions for losses                            5,874              6,056           5,958         5,568           23,456
                                                  ------             ------          ------        ------          -------

Expenses
  Marketing and promotion                            804                646             660           452            2,562
  Cardmember rewards                               1,778              1,039           1,049           911            4,777
  Cardmember services                                137                125             117            99              478
  Salaries and employee benefits                   1,437              1,366           1,334         1,301            5,438
  Professional services                              646                539             578           517            2,280
  Occupancy and equipment                            382                374             352           328            1,436
  Communications                                     119                118             112           112              461
  Other, net                                        (587)               344             341           232              330
                                                  ------             ------          ------        ------          -------
      Total                                        4,716              4,551           4,543         3,952           17,762
                                                  ------             ------          ------        ------          -------
Pretax income from continuing operations           1,158              1,505           1,415         1,616            5,694
Income tax provision                                 300                383             369           516            1,568
                                                  ------             ------          ------        ------          -------
Income from continuing operations                    858              1,122           1,046         1,100            4,126
(Loss) income from discontinued operations,
  net of tax                                         (27)               (55)             11           (43)            (114)
                                                  ------             ------          ------        ------          -------
Net income                                        $  831             $1,067          $1,057        $1,057          $ 4,012
                                                  ======             ======          ======        ======          =======

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA
                                 APPENDIX III

(Millions)

                                                                        Quarters Ended                            Year Ended
                                               ------------------------------------------------------------      ------------
                                               December 31,      September 30,      June 30,      March 31,      December 31,
                                                   2007              2007             2007          2007             2007
                                               ------------      -------------      --------      ---------      ------------
Revenues
  Discount revenue, net card fees and other       $2,720             $2,602          $2,567        $2,354          $10,243
  Securitization income, net                         326                392             332           457            1,507
  Interest income                                  1,402              1,293           1,285         1,145            5,125
  Interest expense                                   739                698             624           592            2,653
                                                  ------             ------          ------        ------          -------
    Net interest income                              663                595             661           553            2,472
                                                  ------             ------          ------        ------          -------
Total revenues net of interest expense             3,709              3,589           3,560         3,364           14,222
                                                  ------             ------          ------        ------          -------
Provisions for losses                              1,139                638             640           581            2,998
                                                  ------             ------          ------        ------          -------
Total revenues net of interest expense after
  provisions for losses                            2,570              2,951           2,920         2,783           11,224
                                                  ------             ------          ------        ------          -------
Expenses
  Marketing, promotion, rewards and
   cardmember services                             1,739              1,191           1,266           944            5,140
  Salaries and employee benefits and other
   operating expenses                                871                848             827           808            3,354
                                                  ------             ------          ------        ------          -------
        Total                                      2,610              2,039           2,093         1,752            8,494
                                                  ------             ------          ------        ------          -------
Pretax segment (loss) income                         (40)               912             827         1,031            2,730
Income tax (benefit) provision                       (47)               320             247           387              907
                                                  ------             ------          ------        ------          -------
Segment income                                    $    7             $  592          $  580        $  644          $ 1,823
                                                  ======             ======          ======        ======          =======

(Preliminary)

                         INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA
                                 APPENDIX IV

(Millions)

                                                                        Quarters Ended                            Year Ended
                                               ------------------------------------------------------------      ------------
                                               December 31,      September 30,      June 30,      March 31,      December 31,
                                                   2007              2007             2007          2007             2007
                                               ------------      -------------      --------      ---------      ------------
Revenues
  Discount revenue, net card fees and other       $  967             $  895          $  846          $791           $3,499
                                                  ------             ------          ------          ----           ------
  Interest income                                    478                452             433           378            1,741
  Interest expense                                   256                233             230           190              909
                                                  ------             ------          ------          ----           ------
    Net interest income                              222                219             203           188              832
                                                  ------             ------          ------          ----           ------
Total revenues net of interest expense             1,189              1,114           1,049           979            4,331
                                                  ------             ------          ------          ----           ------
Provisions for losses                                220                197             211           184              812
                                                  ------             ------          ------          ----           ------
Total revenues net of interest expense after
  provisions for losses                              969                917             838           795            3,519
                                                  ------             ------          ------          ----           ------
Expenses
  Marketing, promotion, rewards and
    cardmember services                              638                354             293           281            1,566
  Salaries and employee benefits and other
    operating expenses                               512                453             453           418            1,836
                                                  ------             ------          ------          ----           ------
        Total                                      1,150                807             746           699            3,402
                                                  ------             ------          ------          ----           ------
Pretax segment income (loss)                        (181)               110              92            96              117
Income tax benefit                                  (113)               (30)            (25)           (6)            (174)
                                                  ------             ------          ------          ----           ------
Segment income                                    $  (68)            $  140          $  117          $102           $  291
                                                  ======             ======          ======          ====           ======

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA
                                  APPENDIX V

(Millions)

                                                                       Quarters Ended                           Year Ended
                                               ------------------------------------------------------------    ------------
                                               December 31,   September 30,      June 30,        March 31,     December 31,
                                                   2007           2007             2007            2007            2007
                                               ------------   -------------      --------        ---------     ------------
Revenues
  Discount revenue, net card fees and other       $1,245          $1,167          $1,190          $1,095          $4,697
                                                  ------          ------          ------          ------          ------
  Interest income                                     49              49              59              30             187
  Interest expense                                   166             152             166             131             615
                                                  ------          ------          ------          ------          ------
    Net interest income                             (117)           (103)           (107)           (101)           (428)
                                                  ------          ------          ------          ------          ------
Total revenues net of interest expense             1,128           1,064           1,083             994           4,269
                                                  ------          ------          ------          ------          ------
Provisions for losses                                 55              42              36              30             163
                                                  ------          ------          ------          ------          ------
Total revenues net of interest expense after
  provisions for losses                            1,073           1,022           1,047             964           4,106
                                                  ------          ------          ------          ------          ------
Expenses
  Marketing, promotion, rewards and cardmember
      services                                       135              86              83              83             387
  Salaries and employee benefits and other
      operating expenses                             794             749             746             686           2,975
                                                  ------          ------          ------          ------          ------
        Total                                        929             835             829             769           3,362
                                                  ------          ------          ------          ------          ------
Pretax segment income                                144             187             218             195             744
Income tax provision                                  34              52              56              66             208
                                                  ------          ------          ------          ------          ------
Segment income                                    $  110          $  135          $  162          $  129          $  536
                                                  ======          ======          ======          ======          ======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA
                                  APPENDIX VI

(Millions)

                                                                       Quarters Ended                           Year Ended
                                               ------------------------------------------------------------    ------------
                                               December 31,   September 30,      June 30,        March 31,     December 31,
                                                   2007           2007             2007            2007            2007
                                               ------------   -------------      --------        ---------     ------------
Revenues
  Discount revenue, fees and other                $  961           $902            $886            $800           $3,549
                                                  ------           ----            ----            ----           ------
  Interest income                                      1              1               -               1                3
  Interest expense                                   (79)           (77)            (80)            (76)            (312)
                                                  ------           ----            ----            ----           ------
    Net interest income                               80             78              80              77              315
                                                  ------           ----            ----            ----           ------
Total revenues net of interest expense             1,041            980             966             877            3,864
                                                  ------           ----            ----            ----           ------
Provisions for losses                                 28             18              15              42              103
                                                  ------           ----            ----            ----           ------
Total revenues net of interest expense after
  provision for losses                             1,013            962             951             835            3,761
                                                  ------           ----            ----            ----           ------
Expenses
  Marketing and promotion                            165            151             150             129              595
  Salaries and employee benefits and other
      operating expenses                             469            422             383             332            1,606
                                                  ------           ----            ----            ----           ------
        Total                                        634            573             533             461            2,201
                                                  ------           ----            ----            ----           ------
Pretax segment income                                379            389             418             374            1,560
Income tax provision                                 125            123             152             138              538
                                                  ------           ----            ----            ----           ------
Segment income                                    $  254           $266            $266            $236           $1,022
                                                  ======           ====            ====            ====           ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                 APPENDIX VII

(millions)

                                                                   Quarters Ended                           Years Ended
                                            ---------------------------------------------------------- -------------------------
                                            December 31, September 30, June 30, March 31, December 31, December 31, December 31,
                                               2008         2008         2008     2008        2007         2008         2007
                                            ------------ ------------- -------- --------- ------------ ------------ ------------
Owned Basis:
 Net interest income                           $  771      $  950       $  954    $  971     $  918       $3,646        $3,443
 Average loans (billions) (A)                  $ 43.0      $ 47.7       $ 49.6    $ 50.7     $ 51.6       $ 47.6        $ 47.1
 Adjusted net interest income (B)              $  951      $1,068       $1,056    $1,124     $1,103       $4,199        $4,182
 Adjusted average loans (billions) (C)         $ 43.1      $ 47.8       $ 49.7    $ 50.9     $ 51.7       $ 47.7        $ 47.2
 Net interest yield on cardmember loans (D)       8.8%        8.9%         8.5%      8.9%       8.5%         8.8%          8.9%

Managed Basis (E):
 Net interest income (F)                       $1,443      $1,637       $1,594    $1,654     $1,459       $6,328        $5,437
 Average loans (billions) (A)                  $ 72.8      $ 76.1       $ 75.8    $ 75.7     $ 74.0       $ 75.0        $ 68.2
 Adjusted net interest income (G)              $1,622      $1,756       $1,695    $1,808     $1,643       $6,881        $6,176
 Adjusted average loans (billions) (H)         $ 72.9      $ 76.2       $ 76.0    $ 75.8     $ 74.1       $ 75.0        $ 68.3
 Net interest yield on cardmember loans (I)       8.9%        9.2%         9.0%      9.6%       8.8%         9.2%          9.0%

(A) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(B) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(C) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(D) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The Company believes net interest yield on owned cardmember loans on a consolidated and segment basis is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio. Reserves and net write-offs related to interest and fees are recorded through provisions for losses - cardmember lending, and therefore are not included in the net interest yield calculation.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(F) Includes the securitization adjustment to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(G) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(H) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.

(I) Net interest yield on managed cardmember loans represents the net spread earned on managed cardmember loans. Net interest yield on managed cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The Company believes net interest yield on managed cardmember loans on a consolidated and segment basis is useful to investors because it provides a measure of profitability of the Company's managed cardmember lending portfolio. Reserves and net write-offs related to interest and fees are recorded through provisions for losses - cardmember lending, and therefore are not included in the net interest yield calculation.

(Preliminary)

              U. S. CARD SERVICES AND INTERNATIONAL CARD SERVICES
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                 APPENDIX VIII

(millions)

                                                                   Quarters Ended                           Years Ended
                                            ---------------------------------------------------------- -------------------------
                                            December 31, September 30, June 30, March 31, December 31, December 31, December 31,
                                                2008         2008        2008     2008        2007         2008         2007
                                            ------------ ------------- -------- --------- ------------ ------------ ------------
USCS Owned Basis:
 Net interest income                          $  559       $  662       $  650     $  699     $  663      $2,570      $2,472
 Average loans (billions) (A)                 $ 33.2       $ 36.3       $ 37.9     $ 39.6     $ 40.8      $ 36.7      $ 37.1
 Adjusted net interest income (B)             $  709       $  787       $  776     $  855     $  864      $3,127      $3,293
 Adjusted average loans (billions) (C)        $ 33.3       $ 36.3       $ 38.0     $ 39.6     $ 40.9      $ 36.8      $ 37.1
 Net interest yield on cardmember loans (D)      8.5%         8.6%         8.2%       8.7%       8.4%        8.5%        8.9%

USCS Managed Basis (E):
 Net interest income (F)                      $1,231       $1,349       $1,290     $1,382     $1,204      $5,252      $4,466
 Average loans (billions) (A)                 $ 63.0       $ 64.6       $ 64.2     $ 64.5     $ 63.2      $ 64.0      $ 58.2
 Adjusted net interest income (G)             $1,380       $1,475       $1,416     $1,538     $1,404      $5,809      $5,286
 Adjusted average loans (billions) (H)        $ 63.1       $ 64.7       $ 64.2     $ 64.6     $ 63.2      $ 64.1      $ 58.3
 Net interest yield on cardmember loans (I)      8.7%         9.1%         8.9%       9.6%       8.8%        9.1%        9.1%

ICS:
 Net interest income                          $  234       $  267       $  264     $  258     $  222      $1,023      $  832
 Average loans (billions) (A)                 $  9.8       $ 11.4       $ 11.6     $ 11.2     $ 10.8      $ 10.9      $ 10.0
 Adjusted net interest income (B)             $  242       $  281       $  280     $  269     $  239      $1,072      $  889
 Adjusted average loans (billions) (C)        $  9.8       $ 11.5       $ 11.7     $ 11.3     $ 10.9      $ 10.9      $ 10.0
 Net interest yield on cardmember loans (D)      9.8%         9.7%         9.6%     9.6%       8.7%        9.8%        8.9%

(A) Loan balances used to calculate average loans for all periods presented have been revised in connection with the Company's conversion to a bank holding company. Specifically, deferred card fees net of deferred direct acquisition costs for cardmember loans were reclassified from other liabilities to cardmember loans for all periods.

(B) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(C) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(D) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The Company believes net interest yield on owned cardmember loans on a consolidated and segment basis is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio. Reserves and net write-offs related to interest and fees are recorded through provisions for losses - cardmember lending, and therefore are not included in the net interest yield calculation.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(F) Includes the securitization adjustment to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(G) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(H) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.

(I) Net interest yield on managed cardmember loans represents the net spread earned on managed cardmember loans. Net interest yield on managed cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The Company believes net interest yield on managed cardmember loans on a consolidated and segment basis is useful to investors because it provides a measure of profitability of the Company's managed cardmember lending portfolio. Reserves and net write-offs related to interest and fees are recorded through provisions for losses - cardmember lending, and therefore are not included in the net interest yield calculation.